UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 3, 2020

SEAGATE TECHNOLOGY PUBLIC LIMITED COMPANY

(Exact Name of Registrant as Specified in Charter)

Ireland	001-31560	98-0648577
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

38/39 Fitzwilliam Square Dublin 2, Ireland	D02 NX53
(Address of Principal Executive Office)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (353) (1) 234-3136

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Ordinary Shares, par value $0.00001 per share	STX	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 –Regulation FD Disclosure.

On June 3, 2020, Seagate Technology plc (the “Company”) announced that Seagate HDD Cayman, an indirect wholly-owned subsidiary of the Company (“HDD”), on or about the date hereof, intends to commence exchange offers (the “Exchange Offers”) with respect to certain of HDD’s outstanding 4.750% Senior Notes due 2025 (the “2025 Notes”) and HDD’s 4.875% Senior Notes due 2027 (the “2027 Notes”), for new senior notes maturing in 2029 (the “2029 Notes”). The Exchange Offers will be made pursuant to a confidential offering memorandum and nothing contained herein shall constitute an offer to sell or the solicitation of an offer to exchange 2025 Notes or 2027 Notes for, in each case, 2029 Notes.

Item 8.01 —Other Events.

On June 3, 2020 the Company issued a press release announcing the commencement of cash tender offers by HDD to purchase, subject to certain conditions (including a financing condition), (i) up to an aggregate principal amount of $225,000,000 of HDD’s 4.750% Senior Notes due 2023 and (ii) up to $275,000,000 in aggregate principal amount of HDD’s 4.250% Senior Notes due 2022 up to a maximum aggregate principal amount of $500,000,000 from each registered holder of the notes. HDD expects to use cash on hand and proceeds from the offering of a new series of senior notes due 2031 to effect the purchase of validly tendered notes pursuant to the tender offers. A copy of this press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

On June 3, 2020 the Company issued a press release announcing HDD’s intention, subject to market and other conditions, to offer senior notes due 2031 in a private placement to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and in offshore transactions under Regulation S under the Securities Act. The notes are expected to be guaranteed by the Company. A copy of this press release is attached to this Current Report on Form 8-K as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated June 3, 2020, of Seagate Technology plc entitled “Seagate Announces Cash Tender Offers for Certain Outstanding Debt Securities”

99.2	Press Release, dated June 3, 2020, of Seagate Technology plc entitled “Seagate Announces Offering of Senior Unsecured Notes”

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SEAGATE TECHNOLOGY PUBLIC LIMITED COMPANY

By:	/s/ Gianluca Romano
Name:	Gianluca Romano
Title:	Executive Vice President and Chief Financial Officer

Date: June 3, 2020